POWER OF ATTORNEY

Know all by these presents
that each of the undersigned
hereby individually constitutes
and appoints John Doherty
the undersigned's true and
lawful attorney-in-fact, to:

(1) execute for and on behalf
of the undersigned a Form ID
application, and any amendments
thereto, to be filed with the
Securities and Exchange Commission
to obtain or update EDGAR codes
for the undersigned;

(2) execute for and on behalf of
the undersigned Forms 3, 4, and 5
 and Schedules 13D or 13G, as
appropriate, and any amendments
thereto (collectively, "Reports"),
with respect to his securities
ownership of CareView Communications,
Inc. (the "Company"), in accordance
with Section 13(d) and/or Section 16(a)
of the Securities Exchange Act of 1934
and the rules thereunder;

(3) do and perform any and all
acts for and on behalf of the
undersigned which may be
necessary or desirable to
complete and execute any such
Report and timely file such
form with the United States
Securities and Exchange
Commission and any stock
exchange or similar authority;
and

(3) take any other action of any
type whatsoever in connection
with the foregoing which, in the
opinion of such attorney-in-fact,
may be of benefit to, in the
best interest of, or legally
required by, the undersigned, it
being understood that the
documents execute by such
attorney-in-fact on behalf of
the undersigned pursuant to this
Power of Attorney shall be in
such form and shall contain
such terms and conditions as such
attorney-in-fact may approve in
such attorney-in-fact's
discretion.

Each of the undersigned hereby
individually grants to such attorney-
in-fact full power and authority to do
and perform any and every act and
thing whatsoever requisite,
necessary, or proper to be done
in the exercise of any of the
rights and powers herein granted,
as fully to all intents and
purposes as the undersigned might
or could do if personally present,
with full power of substitution or
revocation, hereby ratifying and
confirming all that such attorney-
in-fact, or such attorney-in-fact's
substitute or substitutes, shall
lawfully do or cause to be done by
virtue of this power of attorney
and the rights and powers herein
granted.  Each of the undersigned
hereby individually acknowledges that
the foregoing attorney-in-fact, in
serving in such capacity at the request
of the undersigned, is not assuming,
nor is the Company assuming, any of
the undersigned's responsibilities
to comply with Section 13(d) or 16 of
the Securities Exchange Act of 1934.

This Power of Attorney shall remain
in full force and effect until the
undersigned are no longer required to
file Reports with respect to such
undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, each of the
undersigned has caused this
Power of Attorney to be
executed as of this 4th day
of October 2021.

/s/ Jeffrey C. Lightcap

/s/ Arthur Cohen

/s/ Joseph Healy